EXHIBIT 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On October 8, 2014, Education Realty Operating Partnership, LP a subsidiary of Education Realty Trust, Inc. (the "Company" or "EdR") and one of its subsidiaries, completed the sale of the collegiate housing community known as The Pointe at South Florida, located in Tampa, Florida, to Vesper USF LLC (an affiliate of Vesper Acquisition LLC, and collectively "Vesper") for $31 million in cash (the "Disposition"). The following unaudited pro forma condensed consolidated financial statements are based upon the historical financial statements of the Company, adjusted to reflect the Disposition.

Education Realty Trust, Inc. and Subsidiaries
Pro forma condensed consolidated balance sheet
As of June 30, 2014 (Unaudited)
(Amounts in thousands, except share and per share data)

	EdR (a)	Pro Forma Adjustments		EdR Pro Forma
Assets:
Collegiate housing properties, net	$1,307,519	$(28,079)	(b)	$1,279,440
Collegiate housing properties - held for sale, net	21,166			21,166
Assets under development	233,441			233,441
Corporate office furniture, net	3,302			3,302
Cash and cash equivalents	11,162	29,746	(c)	40,908
Restricted cash	14,069			14,069
Student contracts receivable, net	782	(43)	(d)	739
Receivable from managed third parties	229			229
Notes receivable	18,375			18,375
Goodwill and other intangibles, net	3,227			3,227
Other assets	52,775			52,775
Total assets	$1,666,047	$1,624		$1,667,671

Liabilities:
Mortgage and construction debt, net of unamortized premium	$361,173	$—		$361,173
Unsecured revolving credit facility	66,000			66,000
Unsecured term loans	187,500			187,500
Accounts payable	4,512	(177)	(e)	4,335
Accrued expenses	74,054	(237)	(f)	73,817
Deferred revenue	19,963	(160)	(g)	19,803
Total liabilities	713,202	(574)		712,628

Commitments and contingencies	—			—

Redeemable noncontrolling interests	9,780	(17)	(h)	9,763

Equity:
Common stock, $0.01 par value per share, 200,000,000 shares authorized, 139,437,355 shares issued and outstanding as of June 30, 2014	1,394			1,394
Preferred shares, $0.01 par value, 50,000,000 shares authorized, no shares issued and outstanding	—			—
Additional paid-in capital	1,027,816			1,027,816
Accumulated deficit	(85,706)	2,215	(i)	(83,491)
Accumulated other comprehensive loss	(3,757)			(3,757)
Total Education Realty Trust, Inc. stockholders’ equity	939,747	2,215		941,962
Noncontrolling interests	3,318			3,318
Total equity	943,065	2,215		945,280
Total liabilities and equity	$1,666,047	$1,624		$1,667,671

See accompanying notes to the pro forma condensed consolidated financial statements.

Education Realty Trust, Inc. and Subsidiaries
Pro forma condensed consolidated statement of comprehensive income (loss)
Six months ended June 30, 2014 (Unaudited)
(Amounts in thousands, except per share data)

	EdR (j)	Pro Forma Adjustments (k)		EdR Pro Forma
Revenues:
Collegiate housing leasing revenue	$97,020	$2,685		$94,335
Third-party development consulting services	1,559			1,559
Third-party management services	1,804			1,804
Operating expense reimbursements	4,202			4,202
Total revenues	104,585	2,685		101,900
Operating expenses:
Collegiate housing leasing operations	43,143	1,337		41,806
Development and management services	4,623			4,623
General and administrative	4,102			4,102
Depreciation and amortization	28,241	710		27,531
Ground lease expense	3,833			3,833
Impairment loss on collegiate housing properties	11,780			11,780
Reimbursable operating expenses	4,202			4,202
Total operating expenses	99,924	2,047		97,877

Operating income	4,661	638		4,023

Nonoperating expenses:
Interest expense	10,568			10,568
Amortization of deferred financing costs	1,017			1,017
Interest income	(111)			(111)
Loss on extinguishment of debt	649			649
Total nonoperating expenses	12,123	—		12,123
Income (loss) before equity in losses of unconsolidated entities, income taxes and gain on sale of collegiate housing communities	(7,462)	638		(8,100)
Equity in losses of unconsolidated entities	(134)			(134)
Income (loss) before income taxes and gain on sale of collegiate housing communities	(7,596)	638		(8,234)
Income tax benefit	(312)			(312)
Income (loss) from continuing operations before gain on sale of collegiate housing communities	(7,284)	638		(7,922)
Gain on sale of collegiate housing communities	10,902			10,902
Net income	3,618	638		2,980
Less: Net income attributable to the noncontrolling interests	360	4	(l)	356
Net income attributable to Education Realty Trust, Inc.	$3,258	$634		$2,624

	EdR (j)	Pro Forma Adjustments (k)	EdR Pro Forma
Income attributable to Education Realty Trust, Inc. common stockholders per share – basic and diluted:
Continuing operations	$0.03		$0.02
Net income attributable to Education Realty Trust, Inc. common stockholders per share	$0.03		$0.02
Distributions per share of common stock	$0.22		$0.22

Weighted average common shares outstanding – basic	115,833		115,833
Weighted average common shares outstanding – diluted	116,871		116,871

Amounts attributable to Education Realty Trust, Inc. – common stockholders:
Income from continuing operations, net of noncontrolling interests	$3,258		$2,624
Net income attributable to Education Realty Trust, Inc.	$3,258		$2,624

Comprehensive income (loss):
Net income	$3,618		$2,980
Other comprehensive loss:
Loss on cash flow hedging derivatives	(3,757)		(3,757)
Comprehensive loss	(139)		(777)
Less: comprehensive income attributable to the noncontrolling interests	360		356
Comprehensive loss attributable to Education Realty Trust, Inc.	$(499)		$(1,133)

See accompanying notes to the pro forma condensed consolidated financial statements.

Education Realty Trust, Inc. and Subsidiaries
Pro forma consolidated statement of operations
Year ended December 31, 2013 (Unaudited)
(Amounts in thousands, except for share and per share data)

	EdR (m)	Pro Forma Adjustments (n)		EdR Pro Forma
Revenues:
Collegiate housing leasing revenue	$167,476	$5,192		$162,284
Third-party development consulting services	2,989			2,989
Third-party management services	3,697			3,697
Operating expense reimbursements	10,214			10,214
Total revenues	184,376	5,192		179,184
Operating expenses:
Collegiate housing leasing operations	79,957	2,787		77,170
Development and management services	6,477			6,477
General and administrative	7,678			7,678
Depreciation and amortization	48,098	1,407		46,691
Ground lease expense	7,622			7,622
Reimbursable operating expenses	10,214			10,214
Total operating expenses	160,046	4,194		155,852

Operating income	24,330	998		23,332

Nonoperating expenses:
Interest expense	17,526			17,526
Amortization of deferred financing costs	1,758			1,758
Loss on extinguishment of debt	—			—
Interest income	(447)			(447)
Total nonoperating expenses	18,837	—		18,837
Income before equity in losses of unconsolidated entities, income taxes and discontinued operations	5,493	998		4,495
Equity in (losses) of unconsolidated entities	(203)			(203)
Income before income taxes and discontinued operations	5,290	998		4,292
Income tax expense	203			203
Income from continuing operations	5,087	998		4,089
Discontinued operations:
Loss from operations of discontinued operations	(4,369)			(4,369)
Gain on sale of collegiate housing property	3,913			3,913
Loss from discontinued operations	(456)	—		(456)
Net income	4,631	998		3,633
Less: Net income attributable to the noncontrolling interests	308	7	(o)	301
Net income attributable to Education Realty Trust, Inc.	$4,323	$991		$3,332

	EdR (m)	Pro Forma Adjustments (n)	EdR Pro Forma
Earnings per share information:
Income attributable to Education Realty Trust, Inc. common stockholders per share – basic and diluted:
Continuing operations	$0.04		$0.03
Net income (loss) attributable to Education Realty Trust, Inc. common stockholders per share	$0.04		$0.03
Weighted average common shares outstanding – basic	114,431,996		114,431,996
Weighted average common shares outstanding – diluted	115,469,596		115,469,596
Amounts attributable to Education Realty Trust, Inc. – common stockholders:
Income from continuing operations, net of noncontrolling interests	$4,776		$3,785
Loss from discontinued operations, net of noncontrolling interests	(453)		(453)
Net income	$4,323		$3,332

See accompanying notes to the pro forma condensed consolidated financial statements.

Education Realty Trust, Inc. and Subsidiaries
Notes to pro forma condensed consolidated financial statements (Unaudited)

1.	Basis of Presentation

On October 8, 2014, the Company completed the Disposition pursuant to that certain sales agreement dated August 15, 2014, by and between the Company and Vesper Acquisition LLC. The unaudited pro forma financial information is presented to illustrate the effect of the Disposition on the Company’s historical financial position and operating results. The unaudited pro forma condensed consolidated balance sheet is as of June 30, 2014 and is based upon our historical statements after giving effect to the Disposition as if it had occurred on June 30, 2014. The unaudited pro forma condensed consolidated statement of comprehensive income (loss) for the six months ended June 30, 2014 and the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2013 are based upon our historical statements for such periods after giving effect to the Disposition as if it had occurred on January 1 of the earliest period presented. The unaudited pro forma financial information should be read in conjunction with our historical consolidated financial statements and notes thereto contained in our Annual Report on Form 10-K for the year ended December 31, 2013 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014.

The preparation of the unaudited pro forma condensed consolidated financial information is based upon financial statements prepared in accordance with accounting principles generally accepted in the United States of America. These principles require the use of estimates that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

The unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of our operations or financial position would have been had the Disposition occurred on the respective dates assumed, nor is it necessarily indicative of our future operating results or financial position. However, the pro forma adjustments reflected in the accompanying unaudited pro forma condensed consolidated financial information reflect estimates and assumptions that our management believes to be reasonable.

2.	Pro Forma Adjustments

The unaudited pro forma condensed consolidated balance sheet at June 30, 2014 reflects the following as if the transactions occurred on June 30, 2014:

a.	Reflects the Company’s unaudited condensed consolidated balance sheet as of June 30, 2014 as reported in our Form 10-Q as of June 30, 2014.

b.	Adjustment to reflect the decrease in collegiate housing properties, net of accumulated depreciation.

c.	Estimated net cash proceeds from the sale, after prorations and closing costs.

d.	Adjustment to reflect the portion of student contracts receivable sold.

e.	Adjustment to reflect the decrease in accounts payable for the liabilities assumed by Vesper.

f.	Adjustment to reflect the decrease in accrued expenses for the liabilities assumed by Vesper.

g.	Adjustment to reflect the decrease in deferred revenue assumed by Vesper.

h.	Reflects the amount of the approximate gain on the Disposition attributable to the units of Education Realty Operating Partnership, LP that are redeemable at the option of the unitholder.

i.	Reflects the approximate gain on the Disposition, net of the portion attributable noncontrolling interests.

The unaudited pro forma condensed consolidated statement of comprehensive income (loss) for the six months ended June 30, 2014 reflects the following:

j.	Reflects the Company’s historical unaudited condensed consolidated statement of comprehensive income (loss) for the six months ended June 30, 2014.

k.	Reflects the Community's historical unaudited statement of comprehensive income (loss) for the six months ended June 30, 2014.

l.	Represents corresponding adjustment to noncontrolling interests related to pro forma adjustments to income/(loss) before noncontrolling interests.

The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2013 reflect the following:

m.	Reflects the Company’s historical consolidated statements of operations for the year ended December 31, 2013.

n.	Reflects the Community's historical unaudited statement of operations for the year ended December 31, 2013.

o.	Represents corresponding adjustment to noncontrolling interests related to pro forma adjustments to income/(loss) before noncontrolling interests.